                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-2

                                                                                                 Distribution Date:     11/15/2000

Section 5.2 - Supplement                                       Class A           Class B         Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                   0.00     34,090,000.00     20,454,545.45        54,544,545.45

(ii)   Monthly Interest Distributed                                    0.00        181,245.17        119,659.09           300,904.26
       Deficiency Amounts                                              0.00              0.00                                   0.00
       Additional Interest                                             0.00              0.00                                   0.00
       Accrued and Unpaid Interest                                                                         0.00                 0.00

(iii)  Collections of Principal Receivables                   87,336,636.06      4,962,176.54      6,947,364.74        99,246,177.35

(iv)   Collections of Finance Charge Receivables                       0.00        574,335.03        344,610.21           918,945.24

(v)    Aggregate Amount of Principal Receivables                                                                   20,958,563,030.76

                                     Investor Interest                 0.00     34,090,000.00     20,454,545.45        54,544,545.45
                                     Adjusted Interest                 0.00     34,090,000.00     20,454,545.45        54,544,545.45

                                           Series
       Floating Investor Percentage             0.26%                 0.00%            62.50%            37.50%              100.00%
       Fixed Investor Percentage                3.25%                88.00%             5.00%             7.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.52%
               30 to 59 days                                                                                                   1.45%
               60 to 89 days                                                                                                   1.07%
               90 or more days                                                                                                 1.96%
                                                                                                                   -----------------
                                     Total Receivables                                                                       100.00%

(vii)  Investor Default Amount                                         0.00        165,871.02         99,525.27           265,396.29

(viii) Investor Charge-Offs                                            0.00              0.00              0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00              0.00              0.00

(x)    Servicing Fee                                                   0.00         28,408.33         17,045.45            45,453.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         14.38%

(xii)  Reallocated Monthly Principal                                                     0.00              0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)                    0.00              0.00              0.00                 0.00

(xiv)  LIBOR                                                                                                                6.62000%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                               101.88        545,926.70        327,564.75           873,593.33

(xxii) Certificate Rate                                            6.23000%          6.38000%          7.02000%

------------------------------------------------------------------------------------------------------------------------------------

       By:
               -------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3

                                                                                                 Distribution Date:     11/15/2000

Section 5.2 - Supplement                                         Class A          Class B        Collateral            Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00            0.00             0.00                 0.00

(ii)   Monthly Interest Distributed                              2,336,250.00      136,149.60       213,133.18         2,685,532.78
       Deficiency Amounts                                                0.00            0.00                                  0.00
       Additional Interest                                               0.00            0.00                                  0.00
       Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)  Collections of Principal Receivables                     65,502,477.05    3,721,705.18     5,210,450.78        74,434,633.01

(iv)   Collections of Finance Charge Receivables                 7,581,424.58      430,759.70       603,070.93         8,615,255.20

(v)    Aggregate Amount of Principal Receivables                                                                  20,958,563,030.76

                                         Investor Interest     450,000,000.00   25,568,000.00    35,795,636.36       511,363,636.36
                                         Adjusted Interest     450,000,000.00   25,568,000.00    35,795,636.36       511,363,636.36

                                                    Series
       Floating Investor Percentage                    2.44%           88.00%           5.00%            7.00%              100.00%
       Fixed Investor Percentage                       2.44%           88.00%           5.00%            7.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.52%
               30 to 59 days                                                                                                  1.45%
               60 to 89 days                                                                                                  1.07%
               90 or more days                                                                                                1.96%
                                                                                                                  -----------------
                                             Total Receivables                                                              100.00%

(vii)  Investor Default Amount                                   2,189,555.91      124,405.70       174,170.10         2,488,131.72

(viii) Investor Charge-Offs                                              0.00            0.00             0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00            0.00             0.00

(x)    Servicing Fee                                               375,000.00       21,306.67        29,829.70           426,136.36

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        14.38%

(xii)  Reallocated Monthly Principal                                                     0.00             0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)            450,000,000.00   25,568,000.00    35,795,636.36       511,363,636.36

(xiv)  LIBOR                                                                                                               6.62000%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                           7,206,424.58      409,453.03       573,241.23         8,189,118.84

(xxii) Certificate Rate                                              6.23000%        6.39000%         7.14500%

------------------------------------------------------------------------------------------------------------------------------------

       By:
               ----------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-1

                                                                                      Distribution Date:    11/15/2000

Section 5.2 - Supplement                                 Class A        Class B       Collateral                 Total
------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                            0.00           0.00            0.00                      0.00

(ii)   Monthly Interest Distributed                     3,237,500.00     189,248.43      325,742.89              3,752,491.32
       Deficiency Amounts                                       0.00           0.00                                      0.00
       Additional Interest                                      0.00           0.00                                      0.00
       Accrued and Unpaid Interest                                                             0.00                      0.00

(iii)  Collections of Principal Receivables           101,892,742.07   5,789,254.48    8,105,210.35            115,787,206.90

(iv)   Collections of Finance Charge Receivables       11,793,327.12     670,063.15      938,117.82             13,401,508.09

(v)    Aggregate Amount of Principal Receivables                                                            20,958,563,030.76

                                 Investor Interest    700,000,000.00  39,772,000.00   55,682,545.45            795,454,545.45
                                 Adjusted Interest    700,000,000.00  39,772,000.00   55,682,545.45            795,454,545.45

                                             Series
       Floating Investor Percentage            3.80%          88.00%          5.00%           7.00%                   100.00%
       Fixed Investor Percentage               3.80%          88.00%          5.00%           7.00%                   100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                 95.52%
               30 to 59 days                                                                                            1.45%
               60 to 89 days                                                                                            1.07%
               90 or more days                                                                                          1.96%
                                                                                                            -----------------
                                        Total Receivables                                                             100.00%

(vii)  Investor Default Amount                          3,405,975.86     193,517.82      270,933.44              3,870,427.12

(viii) Investor Charge-Offs                                     0.00           0.00            0.00                      0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions               0.00           0.00            0.00

(x)    Servicing Fee                                      583,333.33      33,143.33       46,402.12                662,878.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                  14.41%

(xii)  Reallocated Monthly Principal                                           0.00            0.00                      0.00

(xiii) Closing Investor Interest (Class A Adjusted)   700,000,000.00  39,772,000.00   55,682,545.45            795,454,545.45

(xiv)  LIBOR                                                                                                         6.62000%

(xv)   Principal Funding Account Balance                                                                                 0.00

(xvii) Accumulation Shortfall                                                                                            0.00

(xviii)Principal Funding Investment Proceeds                                                                             0.00

(xx)   Principal Investment Funding Shortfall                                                                            0.00

(xxi)  Available Funds                                 11,227,758.46     636,919.82      891,715.70             12,756,393.97

(xxii) Certificate Rate                                     5.55000%       5.71000%        7.02000%

------------------------------------------------------------------------------------------------------------------------------

       By:
               --------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                                                                            Distribution Date:      11/15/2000

Section 5.2 - Supplement                                     Class A          Class B       Collateral                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00            0.00            0.00                     0.00

(ii)   Monthly Interest Distributed                          2,740,833.33      160,416.67      268,697.92             3,169,947.92
       Deficiency Amounts                                            0.00            0.00                                     0.00
       Additional Interest                                           0.00            0.00                                     0.00
       Accrued and Unpaid Interest                                                                   0.00                     0.00

(iii)  Collections of Principal Receivables                 80,058,583.06    4,548,783.13    6,368,296.38            90,975,662.57

(iv)   Collections of Finance Charge Receivables             9,266,185.59      526,487.82      737,082.95            10,529,756.36

(v)    Aggregate Amount of Principal Receivables                                                                 20,958,563,030.76

                                 Investor Interest         550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00
                                 Adjusted Interest         550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00

                                               Series
       Floating Investor Percentage                2.98%           88.00%           5.00%           7.00%                  100.00%
       Fixed Investor Percentage                   2.98%           88.00%           5.00%           7.00%                  100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      95.52%
               30 to 59 days                                                                                                 1.45%
               60 to 89 days                                                                                                 1.07%
               90 or more days                                                                                               1.96%
                                                                                                                ------------------
                                            Total Receivables                                                              100.00%

(vii)  Investor Default Amount                               2,676,123.89      152,052.49      212,873.49             3,041,049.88

(viii) Investor Charge-Offs                                          0.00            0.00            0.00                     0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00            0.00            0.00

(x)    Servicing Fee                                           458,333.33       26,041.67       36,458.33               520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       14.38%

(xii)  Reallocated Monthly Principal                                                 0.00            0.00                     0.00

(xiii) Closing Investor Interest (Class A Adjusted)        550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00

(xiv)  LIBOR                                                                                                              6.62000%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                       8,807,852.26      500,446.15      700,624.61            10,008,923.02

(xxii) Certificate Rate                                          5.98000%        6.16000%        7.37000%

-----------------------------------------------------------------------------------------------------------------------------------

       By:
               ---------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                                                               Distribution Date:     11/15/2000

Section 5.2 - Supplement                                         Class A         Class B       Collateral              Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00            0.00            0.00                  0.00

(ii)   Monthly Interest Distributed                             2,434,132.89      141,813.47      201,277.41          2,777,223.77
       Deficiency Amounts                                               0.00            0.00                                  0.00
       Additional Interest                                              0.00            0.00                                  0.00
       Accrued and Unpaid Interest                                                                      0.00                  0.00

(iii)  Collections of Principal Receivables                    59,968,682.23    3,407,293.29    4,770,391.23         68,146,366.75

(iv)   Collections of Finance Charge Receivables                6,940,928.98      394,368.86      552,137.31          7,887,435.15

(v)    Aggregate Amount of Principal Receivables                                                                 20,958,563,030.76

                                   Investor Interest          411,983,000.00   23,408,000.00   32,772,440.86        468,163,440.86
                                   Adjusted Interest          411,983,000.00   23,408,000.00   32,772,440.86        468,163,440.86

                                                     Series
       Floating Investor Percentage                    2.23%          88.00%           5.00%           7.00%               100.00%
       Fixed Investor Percentage                       2.23%          88.00%           5.00%           7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      95.52%
               30 to 59 days                                                                                                 1.45%
               60 to 89 days                                                                                                 1.07%
               90 or more days                                                                                               1.96%
                                                                                                                ------------------
                                   Total Receivables                                                                       100.00%

(vii)  Investor Default Amount                                  2,004,577.36      113,895.83      159,460.20          2,277,933.40

(viii) Investor Charge-Offs                                             0.00            0.00            0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00            0.00            0.00

(x)    Servicing Fee                                              343,319.17       19,506.67       27,310.37            390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       14.38%

(xii)  Reallocated Monthly Principal                                                    0.00            0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)           411,983,000.00   23,408,000.00   32,772,440.86        468,163,440.86

(xiv)  LIBOR                                                                                                              6.62000%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                          6,597,609.81      374,862.19      524,826.94          7,497,298.95

(xxii) Certificate Rate                                             7.09000%        7.27000%        7.37000%

-----------------------------------------------------------------------------------------------------------------------------------

       By:
               --------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President